UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549-1004

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 9, 2010

THE HERTZ CORPORATION

(Exact Name of Registrant as Specified in its Charter)

001-07541	DELAWARE	13-1938568
(Commission File Number)	(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)

225 Brae Boulevard

Park Ridge, New Jersey 07656-0713

(Address of principal executive
offices, including zip code)

(201) 307-2000

(Registrant’s telephone number,
including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

On June 9, 2010, Hertz Global Holdings, Inc. (“Hertz Holdings”), the top-level holding company of The Hertz Corporation (“Hertz”), issued a press release announcing a private offering of Series 2009-2 Rental Car Asset Backed Notes, Class B (the “ABS Offering”) by Hertz Vehicle Financing LLC, a special purpose limited liability company of which Hertz is the sole member, to be sold to qualified institutional buyers in an offering exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and may also be offered to investors outside the United States pursuant to Regulation S under the Securities Act.

The information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, unless Hertz expressly and specifically incorporates such by reference.

ITEM 8.01 OTHER EVENTS

Hertz intends to disclose in the offering circular distributed to prospective investors in connection with the ABS Offering updated or additional risk factors relating to Hertz substantially as follows.  The risk factors described below update and supplement the risks described under Item 1A (Part I) in the Hertz Annual Report on Form 10-K for the year ended December 31, 2009 (the “Hertz Form 10-K”) and under Item 1A (Part II) in the Hertz Quarterly Report on Form 10-Q for the period ended March 31, 2010, and should be considered together with the other risk factors described in those reports.

Our failure or inability to replenish our liquidity before the closing of the Dollar Thrifty merger may require us to make significant operational changes to our business, which could adversely affect our financial performance.

The Dollar Thrifty merger is not conditioned on receipt of financing by us and we intend to fund the cash portion of the purchase price with existing liquidity from the combined company; however, we will seek to replenish our liquidity prior to the closing of the merger.  While we are currently exploring alternatives with respect to debt offerings and other financings, there can be no assurance that we will be able to raise this financing on acceptable terms or at all prior to the merger.  If we are unable prior to the merger to generate additional liquidity on acceptable terms or at all, we will need to make significant operational changes to our business (including, without limitation, reducing the size of our rental fleet, reducing the percentage of our car rental fleet subject to repurchase or guaranteed depreciation programs or reducing or delaying capital expenditures), which could adversely affect our financial performance.

We may pursue strategic transactions in the future, which could be difficult to implement, disrupt our business or change our business profile significantly.

We will continue to consider opportunistic strategic transactions, which could involve acquisitions or dispositions of businesses or assets.  Any future strategic transaction could involve numerous risks, including:

•                  potential disruption of our ongoing business and distraction of management,

•                  difficulty integrating acquired businesses or segregating assets to be disposed of,

•                  exposure to unknown and/or contingent or other liabilities, including litigation arising in connection with the acquisition, disposition and/or against any businesses we may acquire, and

•                  changing our business profile in ways that could have unintended consequences.

If we enter into significant strategic transactions in the future, related accounting charges may affect our financial condition and results of operations, particularly in the case of any acquisitions.  In addition, the financing of any significant acquisition may result in changes in our capital structure, including the incurrence of additional indebtedness.  Conversely, any material disposition could reduce our indebtedness or require the amendment or refinancing of a portion of our outstanding indebtedness.  We may not be successful in addressing these risks or any other problems encountered in connection with any strategic transactions.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HERTZ CORPORATION (Registrant)

June 9, 2010	By:	/s/ Elyse Douglas
(Date)		(Elyse Douglas Executive Vice President & Chief Financial Officer)